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                   [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]

July 27, 1997


North American Government Bond Fund, Inc.
717 Fifth Avenue
New York, New York 10022


Re: Registration of Additional Securities for North American Government Bond Fund, Inc. (File Nos. 33-46279 and 811-6600 )
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Ladies and Gentlemen:

North American Government Bond Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland with its principal executive offices is New York, New York. The Fund is a diversified open-end management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"). This opinion relates to the registration of shares of the Fund, par value $.001, ("Shares") related to the Fund's net redemptions incurred during the fiscal year ended March 31, 1997 which are now being registered pursuant to Rule 24e-2 under the 1940 Act.

We have reviewed all proceedings taken by the Fund in connection with the offer and sale of an unlimited number of Shares, which have been offered under a prospectus included as part of the Fund's Registration Statement on Form N-1A as amended to the date hereof, which has been filed with the Commission under the Securities Act of 1933, as amended and the 1940 Act (collectively, the "Registration Statement").

We are of the opinion that such Shares sold pursuant to the Registration Statement will be, when issued in return for payment described in the Fund's prospectus included as part of the Fund's Registration Statement, legally issued, fully paid and nonassessable by the Fund.


Very truly yours.

/s/ Morgan, Lewis & Bockius LLP




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June 10, 1997
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Morgan, Lewis & Bockius LLP